SECOND AMENDMENT AND CONSENT TO CREDIT AGREEMENT

SECOND AMENDMENT AND CONSENT TO CREDIT AGREEMENT (this “Second Amendment”), dated as of April 18, 2006, among GRAHAM PACKAGING HOLDINGS COMPANY, a Pennsylvania limited partnership (“Holdings”), GRAHAM PACKAGING COMPANY, L.P., a Delaware limited partnership (the “Borrower”), GPC CAPITAL CORP. I, a Delaware corporation (the “Co-Borrower”), the Lenders party thereto from time to time, CITIGROUP GLOBAL MARKETS INC., as syndication agent (in such capacity, the “Syndication Agent”), GOLDMAN SACHS CREDIT PARTNERS, L.P., GENERAL ELECTRIC CAPITAL CORPORATION and LEHMAN COMMERCIAL PAPER INC., as co-documentation agents (in such capacity, each a “Co-Documentation Agent”), DEUTSCHE BANK AG CAYMAN ISLANDS BRANCH, as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent (in such capacity, the “Collateral Agent”) for the Lenders, LASALLE BANK NATIONAL ASSOCIATION and MANUFACTURERS AND TRADERS TRUST COMPANY, as senior managing agents (in such capacity, each a “Senior Managing Agent”), DEUTSCHE BANK SECURITIES INC., as joint lead arranger and joint book runner (“DBSI”), CITIGROUP GLOBAL MARKETS INC., as joint lead arranger and joint book runner (“Citigroup”), and GOLDMAN SACHS CREDIT PARTNERS, L.P., as joint book runner (“Goldman Sachs”, and together with DBSI and Citigroup in their respective capacities as joint lead arrangers and joint book runners, the “Arrangers”). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.

W I T N E S S E T H :

WHEREAS, Holdings, the Borrower, the Co-Borrower, the Lenders from time to time party thereto, and the Agents are parties to a Credit Agreement, dated as of October 7, 2004 (as amended, modified and/or supplemented to, but not including, the date hereof, the “Credit Agreement”); and

WHEREAS, the parties hereto wish to enter into certain agreements and amendments regarding the Credit Agreement as herein provided;

NOW, THEREFORE, it is agreed:

I.            Amendment and Consent to Credit Agreement.

1.            Section 2.22(a) of the Credit Agreement is hereby amended by inserting, immediately after the phrase “shall not exceed” appearing in clause (iv) the phrase “$200,000,000; provided that in no event shall the aggregate amount of Incremental Revolving Credit Commitments provided pursuant to this Section 2.22 exceed”.

2.            Section 2.22(b) of the Credit Agreement is hereby amended by inserting the following new text immediately after the first sentence appearing therein:

“Additionally, by the date of effectiveness of any Incremental Revolving Lender’s Incremental Revolving Credit Commitment as set forth in an Incremental Revolving Credit Commitment Agreement (or, in the case of the mortgage amendments and related title insurance policy endorsements, in each case, referred to below, such later date as may be otherwise agreed by the Collateral Agent), the Borrower shall have delivered to the Collateral Agent, or caused to be delivered to the Collateral Agent, (i) fully executed counterparts of amendments, in form and substance reasonably satisfactory to the Administrative Agent, to each of the Mortgages covering the Mortgaged Properties, together with evidence that counterparts of each such amendment have been delivered to the title company insuring the Lien on the Mortgages for recording in all places to the extent necessary or desirable, in the judgment of the Collateral Agent, effectively to maintain a valid and enforceable perfected mortgage lien superior to and prior to the rights of all third parties (except Liens under Section 6.02) and subject to no other Liens except as are permitted by Section 6.02 on the Mortgaged Properties in favor of the Collateral Agent for the benefit of the Secured Parties securing all of the Obligations; (ii) to the extent reasonably required by the Collateral Agent, the Administrative Agent or the Required Lenders, endorsements to each lender’s title insurance policy required pursuant to Section 4.02(h)(iii) reasonably satisfactory to the Collateral Agent, insuring the Collateral Agent that each Mortgage is a valid and enforceable first priority mortgage lien on the respective Mortgaged Properties, free and clear of all defects and encumbrances except Permitted Encumbrances; (iii) flood certificates covering each Mortgaged Property, in form and substance acceptable to the Collateral Agent, certified to the Collateral Agent in its capacity as such and certifying whether or not each such Mortgaged Property is located in a flood hazard zone by reference to the applicable FEMA map; and (iv) to the extent requested by the Administrative Agent, an opinion or opinions of counsel to the Borrower covering matters incidental to such Incremental Revolving Credit Commitment and related Incremental Revolving Credit Commitment Agreement as shall be reasonably determined by the Administrative Agent.”.

3.            Section 2.23(a) of the Credit Agreement is hereby amended by deleting the text “$50,000,000” appearing therein and inserting the text “$200,000,000” in lieu thereof.

4.            Section 2.23(b) of the Credit Agreement is hereby amended by inserting the following new text immediately after the first sentence appearing therein:

“Additionally, by the date of effectiveness of any Incremental B Term Loan Lender’s Incremental B Term Loan Commitment as set forth in an Incremental B Term Loan Commitment Agreement (or, in the case of the mortgage amendments and related title insurance policy endorsements, in each case, referred to below, such later date as may be otherwise agreed by the Collateral Agent), the Borrower shall have delivered to the Collateral Agent, or caused to be delivered to the Collateral Agent, (i) fully executed counterparts of amendments, in form and substance reasonably satisfactory to the Administrative Agent, to each of the Mortgages covering the Mortgaged Properties, together with evidence that counterparts of each such amendment have been delivered to the title company insuring the Lien on the Mortgages for recording in all places to the extent necessary or desirable, in the judgment of the Collateral Agent, effectively to maintain a valid and enforceable perfected mortgage lien superior to and prior to the rights of all third parties (except Liens under Section 6.02) and subject to no other Liens except as are permitted by Section 6.02 on the Mortgaged Properties in favor of the Collateral Agent for the benefit of the Secured Parties securing all of the Obligations; (ii) to the extent reasonably required by the Collateral Agent, the Administrative Agent or the Required Lenders, endorsements to each lender’s title insurance policy required pursuant to Section 4.02(h)(iii) reasonably satisfactory to the Collateral Agent, insuring the Collateral Agent that each Mortgage is a valid and enforceable first priority mortgage lien on the respective Mortgaged Properties, free and clear of all defects and encumbrances except Permitted Encumbrances; (iii) flood certificates covering each Mortgaged Property, in form and substance acceptable to the Collateral Agent, certified to the Collateral Agent in its capacity as such and certifying whether or not each such Mortgaged Property is located in a flood hazard zone by reference to the applicable FEMA map; and (iv) to the extent requested by the Administrative Agent, an opinion or opinions of counsel to the Borrower covering matters incidental to such Incremental B Term Loan Commitment and related Incremental B Term Loan Commitment Agreement as shall be reasonably determined by the Administrative Agent.”.

5.             Notwithstanding anything to the contrary contained in Section 6.09(b) of the Credit Agreement or any other provision of the Credit Agreement, within 10 Business Days after the receipt thereof by the Borrower, the first $150,000,000 of cash proceeds received by the Borrower from the incurrence of B Term Loans made pursuant to Incremental B Term Loan Commitments shall be applied as follows: (x) the first $50,000,000 of cash proceeds shall be applied for the purposes set forth in clause (ii) of item 5 of Part II below and to repay outstanding principal of Revolving Loans (without a corresponding permanent reduction to Revolving Credit Commitments) and (y) cash proceeds in excess thereof shall be applied to repay principal (and, at the option of the Company, related prepayment premiums) of Second-Lien Loans in an aggregate amount of $100,000,000. In connection with the immediately preceding sentence, it is understood and agreed that prepayments of principal of Second-Lien Loans may be made with cash proceeds received by the Borrower from the incurrence of B Term Loans as, and to the extent, provided in clause (y) of the immediately preceding sentence, and that the Borrower, at its option, may pay any related prepayment premiums on the Second-Lien Loans being prepaid from other funds available to the Borrower or with proceeds of the B Term Loans made pursuant to the Incremental Term Loan Commitments (in which case the aggregate principal amount of Second-Lien Loans being prepaid would be reduced by the amount of prepayment premiums paid with the proceeds applied pursuant to said clause (y)); provided, further that in no event shall more than $100,000,000 of principal of Second-Lien Loans be repaid with proceeds of B Term Loans incurred as provided above.

II.            Miscellaneous Provisions.

1.            In order to induce the Lenders to enter into this Second Amendment, the Borrower hereby represents and warrants that (i) no Default or Event of Default exists as of the Second Amendment Effective Date (as defined below) after giving effect to this Second Amendment and the transactions permitted (or required) hereunder as described in preceding Part I, and (ii) all of the representations and warranties contained in the Credit Agreement or the other Loan Documents are true and correct in all material respects on the Second Amendment Effective Date after giving effect to this Second Amendment, with the same effect as though such representations and warranties had been made on and as of the Second Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

2.            This Second Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Loan Document.

3.            This Second Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

4.            THIS SECOND AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

5.            This Second Amendment shall become effective on the date (the “Second Amendment Effective Date”) when each of the following conditions shall have been satisfied:

(i)           the Administrative Agent, the Borrower, each other Loan Party, and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission or electronic mail) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036 Attention: Nomy Kayala (facsimile number 212-354-8113);

(ii)          the Borrower shall have paid in full all fees, costs and expenses (including legal fees and expenses) then due and payable pursuant to the Credit Agreement;

(iii)        there shall have been delivered to Administrative Agent copies of resolutions of the board of directors of each Loan Party approving and authorizing the execution, delivery and performance of this Second Amendment and the Loan Documents as amended by this Second Amendment, certified as of the Second Amendment Effective Date by the corporate secretary or an assistant secretary of such Loan Party as being in full force and effect without modification or amendment; and

(iv)

if and to the extent requested by the Administrative Agent, the Administrative Agent shall have received from Skadden, Arps, Meagher, Slate & Flom, special New York counsel to the Borrower, an opinion addressed to each Agent, the Collateral Agent and each of the Lenders and dated the Second Amendment Effective Date, which opinion shall be in form and substance reasonably satisfactory to the Administrative Agent.

6.            By executing and delivering a copy hereof, each Loan Party hereby agrees that all Loans shall be fully guaranteed pursuant to the Guarantee Agreements in accordance with the terms and provisions thereof and shall be fully secured pursuant to the Security Documents.

7.            From and after the Second Amendment Effective Date, all references in the Credit Agreement and each of the other Loan Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement, as modified hereby.

* * *

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Second Amendment as of the date first above written.

GRAHAM PACKAGING COMPANY, L.P.

By: GPC Opco LLC, its general partner

By:__________________________________

Name:

Title:

GRAHAM PACKAGING HOLDINGS COMPANY

By: BCP/Graham Holdings L.L.C., its
general partner

By:__________________________________

Name:

Title:

GPC CAPITAL CORP. I

By:__________________________________

Name:

Title:

DEUTSCHE BANK AG CAYMAN ISLANDS BRANCH, as Administrative Agent

By:__________________________________

Name:

Title:

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF APRIL __, 2006, AMONG GRAHAM PACKAGING HOLDINGS COMPANY, GRAHAM PACKAGING COMPANY, L.P., GPC CAPITAL CORP. I, THE LENDERS PARTY THERETO FROM TIME TO TIME, CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT, GOLDMAN SACHS CREDIT PARTNERS, L.P., GENERAL ELECTRIC CAPITAL CORPORATION AND LEHMAN COMMERCIAL PAPER INC., AS CO-DOCUMENTATION AGENTS, DEUTSCHE BANK AG CAYMAN ISLANDS BRANCH, AS ADMINISTRATIVE AGENT AND AS COLLATERAL AGENT FOR THE LENDERS, LASALLE BANK NATIONAL ASSOCIATION AND MANUFACTURERS AND TRADERS TRUST COMPANY, AS SENIOR MANAGING AGENTS, DEUTSCHE BANK SECURITIES INC. AND CITIGROUP GLOBAL MARKETS INC., AS JOINT LEAD ARRANGERS AND JOINT BOOK RUNNERS, AND GOLDMAN SACHS CREDIT PARTNERS, L.P., AS JOINT BOOK RUNNER

NAME OF INSTITUTION:

By:

Name:
Title:

Each of the undersigned, each being a Subsidiary Guarantor under, and as defined in, the Credit Agreement referenced in the foregoing Second Amendment, hereby consents to the entering into of the Second Amendment and agrees to the provisions thereof (including, without limitation, Part II, Section 6 thereof).

GPC CAPITAL CORP. I

GRAHAM PACKAGING POLAND, L.P.

By: GPC Sub GP LLC, its general partner

GRAHAM RECYCLING COMPANY, L.P.

By: GPC Sub GP LLC, its general partner

GRAHAM PACKAGING FRANCE PARTNERS

By: Graham Packaging Company, L.P., its general partner

By: GPC Opco GP LLC, its general partner

GRAHAM PACKAGING LATIN AMERICA, LLC

GPC SUB GP LLC

GRAHAM PACKAGING WEST JORDAN, LLC

GRAHAM PACKAGING ACQUISITION CORP.

GRAHAM PACKAGING PLASTIC PRODUCTS INC.

GRAHAM PACKAGING PET TECHNOLOGIES INC.

GRAHAM PACKAGING LEASING USA INC.

GRAHAM PACKAGING CONTROLLERS USA, INC.

GRAHAM PACKAGING COMERC USA INC.

GRAHAM PACKAGING REGIOPLAST STS INC.

GRAHAM PACKAGING TECHNOLOGICAL SPECIALTIES INC.

GRAHAM PACKAGING INTERNATIONAL PLASTIC PRODUCTS INC.

on behalf of each of the above Subsidiary Guarantors

By:

Name:
Title:	Authorized Officer